SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2006

                           PROVIDENT NEW YORK BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                          0-25233              80-0091851
  ---------------------------       --------------------      ---------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                          10901
-----------------------------------------                          -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 19, 2006, the Board of Directors of Provident Bank, the wholly owned subsidiary of Provident New York Bancorp (the "Company"), approved and adopted the Provident Bank Executive Officer Incentive Plan (the "Plan"), which will govern the payment of bonuses to Provident Bank's executive officers for the fiscal year ending September 30, 2007. Under the Plan, the President and CEO has a target bonus of 40% of base salary, and the other executive officers have a target bonus of 30% of base salary. Bonus awards may range from 0% of target to 150% of target, based on the compensation committee's evaluation of five performance categories: (1) quality and level of earnings, (2) stock performance, (3) balance sheet management, (4) market share growth, and (5) risk management. At the end of each year, an evaluation of performance in each category will be undertaken, and ratings between 1 and 5 will be assigned for each category, with 5 representing outstanding and 1 representing unsatisfactory. The ratings will be multiplied by the weighting assigned each year by the compensation committee to each category to arrive at a score. If two out of five categories receive a score of 1, no payout will be earned. The compensation committee is authorized to adjust individual awards based on extraordinary circumstances.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December  19,  2006,  the Board of  Directors  approved an  amendment to
Article II, Section 10 of the Company's Bylaws regarding director qualifications. As amended, the requirement that a director reside or work in a county in which Provident Bank maintains an office or in a county contiguous to a county in which Provident Bank maintains an office shall apply only to the initial appointment, nomination or election to the board. A copy of the amended and restated Article II, Section 10 of the Bylaws is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits.

         3          Article II, Section 10 of the Company's Bylaws, as amended.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PROVIDENT NEW YORK BANCORP



DATE: December 22, 2006            By: /s/ Daniel Rothstein
                                       ---------------------------------------
                                       Daniel Rothstein
                                       Executive Vice President and
                                         Corporate Secretary

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                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

     Exhibit No.                         Description
     -----------                         -----------

         3          Article II, Section 10 of the Company's Bylaws, as amended.